PYXIS FUNDS I

Pyxis Long/Short Equity Fund

Pyxis Long/Short Healthcare Fund

Pyxis Floating Rate Opportunities Fund

Pyxis/iBoxx Senior Loan ETF

Supplement dated February 8, 2013 to the Class A, Class B, Class C and Class Z Shares Summary Prospectus, Prospectus and Statement of Additional Information for Pyxis Long/Short Equity Fund, Pyxis Long/Short Healthcare Fund, Pyxis Floating Rate Opportunities Fund, each dated November 1, 2011, as supplemented from time to time, and to the Summary Prospectus, Prospectus and Statement of Additional Information for Pyxis/iBoxx Senior Loan ETF, dated October 22, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and Statements of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectuses and Statements of Additional Information.

The Board of Trustees of Pyxis Funds I (the “Trust”) has approved a name change for the Trust to Highland Funds I and for each investment portfolio of the Trust (collectively, the “Funds”) as set forth in the following table (the “Name Changes”):

Current Name	New Name
Pyxis Long/Short Equity Fund Pyxis Long/Short Healthcare Fund Pyxis Floating Rate Opportunities Fund	Highland Long/Short Equity Fund Highland Long/Short Healthcare Fund Highland Floating Rate Opportunities Fund
Pyxis/iBoxx Senior Loan ETF	Highland/iBoxx Senior Loan ETF

The Name Changes will be effective immediately. All references contained in the Summary Prospectuses, Prospectuses and Statements of Additional Information to any of the Funds are amended accordingly.

Pyxis Capital, L.P. (the “Adviser”) has also changed its name to Highland Capital Management Fund Advisors, L.P. effective immediately. There will be no changes to the portfolio management of the Funds as a result of the name change of the Adviser. All references contained in the Summary Prospectuses, Prospectuses and Statements of Additional Information to the Adviser are amended accordingly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE